UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2019

CareTrust REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 542-3130

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accountant

On February 25, 2019, following a comprehensive process, the Audit Committee of the Board of Directors (the “Audit Committee”) of CareTrust REIT, Inc. (the “Company”) dismissed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm.

The reports of E&Y on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2017 and December 31, 2018, and the subsequent interim period through and including February 25, 2019, the date of E&Y’s dismissal, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years or any subsequent interim period through the date of dismissal, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, attached hereto as Exhibit 16.1 is a copy of E&Y’s letter, dated February 28, 2019.

(b)	Newly Appointed Independent Registered Public Accountant

On February 27, 2019, the Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. During the Company’s fiscal years ended December 31, 2017 and December 31, 2018, and the subsequent interim period through and including February 27, 2019, the date of Deloitte’s appointment, neither the Company, nor anyone acting on its behalf, consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, in any case where a written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated February 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARETRUST REIT, INC.

By:	/s/ William M. Wagner
Name:	William M. Wagner
Title:	Chief Financial Officer, Treasurer and Secretary

Date: February 28, 2019